UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 19, 2016

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report is the slide presentation and transcript, respectively, from the Company’s Annual Meeting of Stockholders held on July 19, 2016 and the information therein is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibits 99.1 and 99.2 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise stated in such filing.

Item 5.02                   Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2016, the stockholders of Impac Mortgage Holdings, Inc. (the “Company”) approved an amendment to the Company’s 2010 Omnibus Incentive Plan, as amended (the “Plan”), increasing the number of shares available under the Plan by 300,000 shares.  Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.  The increase in shares available under the Plan is designed to enhance the flexibility in granting stock options and other awards to officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Company’s compensation committee.

A description of the terms and conditions of the Plan is set forth in the Company’s definitive Proxy Statement for the 2015 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 18, 2016, under the heading “Proposal No. 2 - Approval of Amendment to 2010 Omnibus Incentive Plan to Increase the Shares Subject to the Plan by 300,000 Shares”, which such description is incorporated herein by reference. The summary of the terms and conditions of the Plan is not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on July 19, 2016. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 18, 2016. There were 7,177,714 shares of common stock present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1:  To elect a Board of Directors to serve for the ensuing year.  There were six nominees for the Company’s Board of Directors.  The affirmative vote of a plurality of all of the votes cast at the meeting was necessary for the election of a nominee for director. Broker non-votes did not count as votes cast and had no effect on the result of the vote.  Each of the six nominees listed below have been elected to serve on the Board of Directors until the Company’s 2017 annual meeting of stockholders or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph R. Tomkinson	3,795,439	336,572	3,045,703
William S. Ashmore	3,723,754	408,257	3,045,703
James Walsh	3,557,586	574,425	3,045,703
Frank P. Filipps	3,359,590	772,421	3,045,703
Stephan R. Peers	3,190,194	941,817	3,045,703
Leigh J. Abrams	3,278,254	853,757	3,045,703

Proposal No. 2:  To approve an amendment to the Company’s 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares. Approval of the proposal required the affirmative vote of a majority of the votes cast in person or represented by proxy at the meeting.  Abstentions and broker non-votes did not count as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,077,016	1,033,138	21,856	3,045,704

Proposal No. 3:  To re-approve the performance goals under the 2010 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. Approval of the proposal required the affirmative vote of a majority of all the votes cast.  Broker non-votes and abstentions had no effect on the outcome of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,416,933	692,991	22,085	3,045,705

Proposal No. 4:  To ratify an Amendment to the Tax Benefits Preservation Rights Agreement (the “Rights Agreement”) to extend the term for three years.  Approval of the proposal required the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as set forth below.  The amendment to the Rights Agreement was previously filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on April 29, 2016.  The Rights Agreement and a description of its material terms were filed with the Securities and Exchange Commission in Current Reports on Form 8-K on September 4, 2013 and September 24, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,936,513	180,335	15,162	3,045,704

Proposal No. 5:  To approve incentive compensation arrangements for Joseph R. Tomkinson and William S. Ashmore for purposes of Section 162(m) of the Internal Revenue Code.  Approval of the proposal required the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,749,596	350,321	32,090	3,045,707

Proposal No. 6:   To approve, on an advisory basis, the compensation of our named executive officers.  Approval of the proposal required the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,753,617	346,378	32,014	3,045,705

Proposal No. 7:   To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting.  Abstentions did not count as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,969,831	151,870	56,013	N/A

Item                      7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report is the slide presentation and transcript, respectively, from the Company’s Annual Meeting of Stockholders held on July 19, 2016 and the information therein is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 included with this Current Report on Form 8-K, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit	Description
10.1	2010 Omnibus Incentive Plan, as amended
99.1	Slide presentation from Annual Meeting of Stockholders held on July 19, 2016
99.2	Transcript from Annual Meeting of Stockholders held on July 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: July 21, 2016

	By:	/s/ Ron Morrison
	Name:	Ron Morrison
	Title:	EVP & General Counsel

EXHIBIT INDEX

Exhibit	Description
10.1	2010 Omnibus Incentive Plan, as amended
99.1	Slide presentation from Annual Meeting of Stockholders held on July 19, 2016
99.2	Transcript from Annual Meeting of Stockholders held on July 19, 2016